Securities Act Registration No. 333-12745
                                       Investment Company Act Reg. No. 811-07831
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                       -----------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No. ____              [ ]

                       Post-Effective Amendment No. 5                  |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 7 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                                 FMI FUNDS, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        225 East Mason Street
                         Milwaukee, Wisconsin                        53202
               ----------------------------------------          ------------
               (Address of Principal Executive Offices)          (Zip Code)

                                 (414) 226-4555
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                             Copy to:

Ted. D. Kellner                              Richard L. Teigen
Fiduciary Management, Inc.                   Foley & Lardner
225 East Mason Street                        777 East Wisconsin Avenue
Milwaukee, WI  53202                         Milwaukee, Wisconsin  53202
---------------------------------------      ---------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

     [ ]     immediately upon filing pursuant to paragraph (b)

     |X|     on January 18, 2001 pursuant to paragraph (b)

     [ ]     60 days after filing pursuant to paragraph (a)(1)

     [ ]     on (date) pursuant to paragraph (a)(1)

     [ ]     75 days after filing pursuant to paragraph (a)(2)

     [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   PROSPECTUS
                                January 18, 2001


                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                 FMI Focus Fund


                                   PROSPECTUS
                                JANUARY 18, 2001



            FMI Focus Fund is a no load mutual fund seeking capital
              appreciation.  From time to time it may invest in a
                         limited number of securities.


               Please read this Prospectus and keep it for future
            reference.  It contains important information, including
               information on how FMI Focus Fund invests and the
                      services it offers to shareholders.

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
               DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
           PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                            Page
QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FMI FOCUS FUND    1
FEES AND EXPENSES                                                             3
INVESTMENT OBJECTIVE AND STRATEGIES                                           4
MANAGEMENT OF THE FUND                                                        4
THE FUND'S SHARE PRICE                                                        4
PURCHASING SHARES                                                             5
REDEEMING SHARES                                                              7
EXCHANGING SHARES                                                            10
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           10
FINANCIAL HIGHLIGHTS                                                         11
SHARE PURCHASE APPLICATION                                                   13

                                FMI FUNDS, INC.
                             225 EAST MASON STREET
                          MILWAUKEE, WISCONSIN  53202
                                 (414) 226-4555

                      QUESTIONS EVERY INVESTOR SHOULD ASK
                       BEFORE INVESTING IN FMI FOCUS FUND

1. WHAT ARE THE FUND'S GOALS?

   FMI Focus Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


   The Fund invests in small to mid-cap (i.e., less than $3.0 billion of market capitalization) companies that have substantial capital appreciation potential. These companies frequently have little or no following by the major stock brokerage firms. We look for stocks of businesses that are selling at what we believe are substantial discounts to prices that accurately reflect their future earnings prospects. We take a "focused" approach to investing meaning the Fund may from time to time invest in a limited number of securities and/or industries, and its top ten holdings may constitute 50% or more of the Fund's assets. One consequence of our "focused" approach is that the Fund is classified as a non-diversified company.


   Our portfolio managers actively trade the Fund's portfolio. Its annual portfolio turnover usually will exceed 200%. Our portfolio managers may also use the following investment techniques:

   o Effect "short sales" of a security when they think it will decline in value.

   o   Purchase securities with borrowed funds.

   o Purchase put and call and write call options on securities and stock indexes.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   You could lose money. There are risks associated with the Fund's principal investment strategies and with the types of securities in which the Fund invests. These risks include:

   o MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

   o VALUE INVESTING RISK: Our portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.

   o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. It likely will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   o LEVERAGE RISK: When our portfolio managers purchase securities with borrowed funds, they engage in a speculative investment practice called "leverage." When the Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

   o OPTIONS INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Similarly, the Fund likely will lose money if the underlying stock or index of a call option it has written increases in value. It is possible that there may be times when a market for the Fund's outstanding options does not exist.

   o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

   o SHORT SALES RISK: The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") and the Russell 2000 Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                    Date            Percent
                    ----            -------
                    1997             69.74%
                    1998             35.46%
                    1999             54.11%
                    2000             23.41%



Note: During the four-year period shown on the bar chart, the Fund's highest total return for a quarter was 37.67% (quarter ended December 31, 1999) and the lowest total return for a quarter was -11.52% (quarter ended December 31, 2000).



       AVERAGE ANNUAL TOTAL RETURNS                                SINCE THE INCEPTION DATE OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR                (DECEMBER 16, 1996)
------------------------------------------        ---------        ------------------------------------
FMI Focus Fund                                      23.41%                        44.93%
S&P 500*<F1>                                        -9.10%                        17.88%
Russell 2000 Index**<F2>                            -3.02%                         9.65%


 *<F1> The S&P 500 consists of 500 common stocks, most of which are listed on the New York Stock Exchange. A particular stock's weighting in the index is based on its relative total market value (i.e., its market price times the number of shares outstanding).
**<F2> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)               No Sales Charge
   Maximum Deferred Sales Charge (Load)                No Deferred Sales Charge
   Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends and Distributions            No Sales Charge
   Redemption Fee                                      None*<F3>
   Exchange Fee                                        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
   Management Fees                                            1.25%
   Distribution and/or Service (12b-1) Fees                   None
   Other Expenses
     Interest Expense and Dividends on Short Positions        0.05%
     All Other Expenses                                       0.34%
     Total Other Expenses                                     0.39%
   Total Annual Fund Operating Expenses                       1.64%



*<F3>  Our transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


                                                                              ONE           THREE           FIVE           TEN
                                                                              YEAR          YEARS          YEARS          YEARS
                                                                              ----          -----          -----          -----
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:                                             $167           $517           $892          $1,944


                      INVESTMENT OBJECTIVE AND STRATEGIES

  The Fund seeks capital appreciation. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and you could lose money.

  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses or satisfy redemption requests.

                             MANAGEMENT OF THE FUND

  Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                              225 East Mason Street
                               Milwaukee, WI  53202

  The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average net assets.


  Ted D. Kellner and Richard E. Lane are primarily responsible for the day-to-day management of the Fund's portfolio. They are our portfolio managers. Mr. Kellner has held this responsibility since the Fund commenced operations on December 16, 1996 and Mr. Lane has held this responsibility since October 1, 1997. Mr. Kellner has been employed by the Adviser as Chief Executive Officer and as a portfolio manager since 1980, and Mr. Lane has been employed by the Adviser as an officer and as a portfolio manager since 1994. Their current positions with the Adviser are:


       Ted D. Kellner      Chairman of the Board and Chief Executive Officer
       Richard E. Lane     Vice President

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums:

       a.  New accounts
           o   All Accounts                           $1,000

       b.  Existing accounts
           o   Dividend reinvestment              No Minimum
           o   Automatic Investment Plan              $   50
           o   All other accounts                     $  100

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

   4. Make your check payable to "FMI Focus Fund." All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o Firstar Mutual Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

   PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6. If you wish to open an account by wire, please call 1-800-811-5311 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. You should wire funds:


       Firstar Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #042000013


       Credit:
       Firstar Mutual Fund Services, LLC
       Account #112-952-137

       Further Credit:
       FMI Focus Fund
       (shareholder registration)
       (shareholder account number)

  You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

  The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


  The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States.


  The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

  o  Traditional IRA
  o  Roth IRA
  o  Education IRA
  o  SEP - IRA
  o  Simple IRA
  o  401(k) Plan
  o  Defined Contribution Retirement Plan
  o  403(b)(7) Custodial Accounts

  Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

       FMI Focus Fund
       c/o Firstar Mutual Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

       FMI Focus Fund
       c/o Firstar Mutual Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

  o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.


  Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. If you request in the letter of instruction, Firstar Mutual Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. Firstar Mutual Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  o Firstar Mutual Fund Services, LLC will transfer the redemption proceeds by Electronic Funds Transfer or by wire only if the shareholder has sent in a written request with signatures guaranteed.

  o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and Firstar Mutual Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact Firstar Mutual Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.

  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

  o The Fund may pay redemption requests "in kind". This means that the Fund may pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

  Shares of the Fund may be exchanged for shares of:

  o  Fiduciary Capital Growth Fund
  o  Firstar Money Market Fund

at their relative net asset values (Fiduciary Capital Growth Fund is another mutual fund managed by the Adviser. An affiliate of Firstar Mutual Fund Services, LLC advises Firstar Money Market Fund, which is not affiliated with the Fund or the Adviser.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus (and the prospectus for Fiduciary Capital Growth Fund or Firstar Money Market Fund) carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Write to FMI Focus Fund, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have four distribution options:

  o ALL REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION -- Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION -- Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

  You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-811-5311.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.


                                                                          YEARS ENDED
                                                                          SEPTEMBER 30
                                                               ----------------------------------      DECEMBER 16, 1996(1)<F4>
                                                               2000           1999           1998       THROUGH SEPT. 30, 1997
                                                               ----           ----           ----       ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $21.56         $15.15         $14.74              $10.00
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)<F5>                          0.06          (0.18)         (0.17)              (0.04)
   Net realized and unrealized gains on investments            17.34           7.21           1.06                6.69
                                                              ------         ------         ------              ------
   Total from investment operations                            17.40           7.03           0.89                6.65

   LESS DISTRIBUTIONS:
   Dividend from net investment income                            --             --             --               (0.01)
   Distributions from net realized gains                       (2.53)         (0.62)         (0.48)              (1.90)
                                                              ------         ------         ------              ------
   Total from distributions                                    (2.53)         (0.62)         (0.48)              (1.91)
                                                              ------         ------         ------              ------

NET ASSET VALUE, END OF PERIOD                                $36.43         $21.56         $15.15              $14.74
                                                              ------         ------         ------              ------
                                                              ------         ------         ------              ------

TOTAL INVESTMENT RETURN                                        92.0%          47.9%           6.2%               68.0%(3)<F6>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s $)                        242,458         36,170         19,264               5,156
Ratio of expenses before interest expense and dividends
  on short positions (after reimbursement) to average
  net assets(5)<F8>                                            1.59%          1.81%          2.34%               2.75%(4)<F7>
Ratio of interest expense and dividends on
  short positions to average net assets                        0.05%          0.16%          0.33%               0.17%(4)<F7>
Ratio of net investment income (loss) to
  average net assets(6)<F9>                                    0.20%         (1.28%)        (1.94%)             (1.85%)(4)<F7>
Portfolio turnover rate                                       198.7%         238.8%         402.2%              298.2%



(1)<F4>   Commencement of operations.
(2)<F5> Net investment income (loss) before interest expense and dividends on short positions for the years ended September 30, 2000, 1999 and 1998 and for the period ended September 30, 1997 was $0.08, ($0.16), ($0.14) and ($0.04), respectively. In 2000, net investment income per share was calculated using average shares outstanding. In 1999 and 1998, net investment loss per share was calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F6>   Not annualized.
(4)<F7>   Annualized.
(5)<F8> Computed after giving effect to the adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38% (annualized).
(6)<F9> Computed after giving effect to the adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997 the ratio would have been (5.48%) (annualized).


                                FMI Focus Fund

 o   This is a follow-up application
(Investment by wire transfer. See page 6 of the Prospectus.)

                          SHARE PURCHASE APPLICATION
                       Minimum Initial Investment $1,000
                      Minimum Subsequent Investment $100

Mail Completed Application to:
               FMI Focus Fund
               c/o Firstar Mutual
               Fund Services, LLC
               P.O. Box 701
               Milwaukee, Wisconsin  53201-0701

Overnight Express Mail to:
               FMI Focus Fund
               c/o Firstar Mutual
               Fund Services, LLC, 3rd Floor
               615 E. Michigan Street
               Milwaukee, Wisconsin  53202

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts, including self-directed IRA, SEP/IRA and 401(k) plans. DO NOT USE THIS FORM FOR FMI FOCUS FUND-SPONSORED 401(K), 403(B)(7), SEP/IRA, SIMPLE IRA, IRAS OR DEFINED CONTRIBUTION PLANS (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE) WHICH REQUIRE FORMS AVAILABLE FROM THE FUND. For information please call 1-800-811-5311 or 1-414-765-4124.

 o ACCOUNT          Individual    o     Name
   REGISTRATION                         ----------------------------------------------------------------------------
                                        Social Security Number                            Citizen of  o U.S. o Other
                                        ----------------------------------------------------------------------------
             Joint Owner*<F10>    o     Name
                                        ----------------------------------------------------------------------------
                                        Social Security Number                            Citizen of  o U.S. o Other
                                        ----------------------------------------------------------------------------
                 Gift to Minor    o     Custodian
                                        ----------------------------------------------------------------------------
                                        Minor                                             Minor's Birthdate
                                        ----------------------------------------------------------------------------
                                        Minor's Social Security Number                    Citizen of  o U.S. o Other
                                        ----------------------------------------------------------------------------
      Corporation, Partnership    o     Name of Entity
               or Other Entity          ----------------------------------------------------------------------------
                                        Taxpayer Identification Number
                                        ----------------------------------------------------------------------------
                                        o A corporate resolution form or certificate is required for corporate accounts.
                                        ----------------------------------------------------------------------------
 Trust, Estate or Guardianship    o     Name
                                        ----------------------------------------------------------------------------
           *<F10>(Registration          Name of Fiduciary(s)
         will be Joint Tenants          ----------------------------------------------------------------------------
                with Rights of          Taxpayer Identification Number                    Date of Trust
         Survivorship (JTWROS)          ----------------------------------------------------------------------------
   unless otherwise specified)          o Additional documentation and certification may be requested.

 o MAILING ADDRESS                           o Send Duplicate Confirmations To:
                    -----------------------------------------------------------
                    Street, Apt.             Name
                    -----------------------------------------------------------
                    City, State, Zip Code    Street, Apt.
                    -----------------------------------------------------------
                    Daytime Phone Number     City, State, Zip Code

 o INVESTMENT, PAYMENT
   FOR INITIAL PURCHASE
   AND DISTRIBUTIONS

By   o check
or   o wire**<F11>

The minimum initial Investment is $1,000               DISTRIBUTION OPTIONS
for shares of FMI Focus Fund.
Minimum additions to the Fund are $100.

                              Capital Gains    Capital Gains
            Capital Gains     Reinvested       in Cash           Capital Gains
            & Dividends       & Dividends      & Dividends       & Dividends
  Amount    Reinvested        in Cash          Reinvested        In Cash
  $         o                 o                o                 o
  -----------------------------------------------------------------------------
  (If no dividend option is checked, dividends and capital gains will be reinvested.)

  o If you would like your cash payments automatically deposited to your checking or savings account, please check the box at left and attach a voided check.

**<F11>Indicate date and total amount of wire:

Date-----------------------------       Amount $----------------------------

WIRING INSTRUCTIONS: The wire transfer should be preceded by a telephone call to Firstar Mutual Services, LLC at 1-800-811-5311 or 1-414-765-4124 in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions. A completed share purchase application also must be sent to FMI Focus Fund at the above address immediately following the investment to establish a NEW account by wire transfer. A purchase request for the Fund should be wired through the Federal Reserve System as follows:


                 Firstar Bank, N.A.
                 777 East Wisconsin Avenue
                 Milwaukee, Wisconsin 53202
                 ABA Number 042000013
                 For credit to Firstar Mutual Fund Services, LLC
                 Account Number 112-952-137
                 For further credit to:  FMI Focus Fund


                 Shareholder name: --------------------------------------------

                 Shareholder account number: --------------------------

o EXCHANGE PRIVILEGE

       If investment is by exchange, such exchange should be made from:
       o   Fiduciary Capital Growth Fund     o  Firstar Money Market Fund
           Account# --------------------        Account# ----------------
       (I understand that exchanges between the Funds are taxable transactions.)

       Amount of Exchange $ --------------- or Number of Shares ---------------

o AUTOMATIC
  INVESTMENT PLAN

 Important: Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip here, and complete this form.

     I would like to establish an Automatic Investment Plan for FMI Focus Fund as described in the Prospectus. Based on these instructions, Firstar Mutual Fund Services, LLC, the Transfer Agent for FMI Focus Fund, will automatically transfer money directly from my checking, NOW account or savings account on the ---- day of the month, or the first business day thereafter, to purchase shares in FMI Focus Fund. If the automatic purchase cannot be made due to insufficient funds or stop payment, a $25 fee will be assessed.

     Please start the Automatic Investment Plan on this month, day and year: ---
     ---------------------------------------------------------------------------

     Please debit my bank account $------------ ($50 minimum) on a  o monthly
     o quarterly basis, to be invested in my FMI Focus Fund account (account number, if known---------------------------).

     I (we) authorize you via the ACH Network to honor all debit entries initiated o monthly OR o quarterly through Firstar Bank, N.A. on behalf of the Firstar Trust Company. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

     ------------------------------------    -----------------------------------
     Name(s) on your Bank Account            Signature of Bank Account Owner
     ------------------------------------    -----------------------------------
                                             Signature of Joint Owner (if any)
     ------------------------------------
     Account Number

o SYSTEMATIC
  WITHDRAWALS

  A balance of at least $10,000 is required for this option.

     I would like to withdraw from FMI Focus Fund $------------ (exact dollars per payment - $100 minimum)

     o I would like to have payments made to me on or about the ---- day of each month

                         OR

     o I would like to have payments made to me on or about the ---- day of these months:

          o  Jan.    o  Feb.    o  Mar.     o  Apr.    o  May     o  June
          o  July    o  Aug.    o  Sept.    o  Oct.    o  Nov.    o  Dec.

     o I would like my payments automatically deposited to my checking or savings account. I have attached a voided check.

o SIGNATURES AND
  CERTIFICATION

     Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

     ------------------------------------    ----------------------------------
     Signature*<F12>                         Signature of Co-Owner, if any
     ------------------------------------
     Date

     *<F12> If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

     --------------------------------------------------------------------------
     Print name and title of officer signing for a corporation or other entity.

  To learn more about FMI Focus Fund you may want to read FMI Focus Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Focus Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about FMI Focus Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Focus Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-811-5311.

  Prospective investors and shareholders who have questions about FMI Focus Fund may also call the following number or write to the following address.

  FMI Focus Fund
  225 East Mason Street
  Milwaukee, Wisconsin  53202
  1-800-811-5311
  www.fiduciarymgt.com

  The general public can review and copy information about FMI Focus Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Focus Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

  Public Reference Section
  Securities and Exchange Commission
  Washington, D.C. 20549-6009

  Please refer to FMI Focus Fund's Investment Company Act File No. 811-07831 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 18, 2001
-----------------------------------



                                 FMI FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Funds, Inc., dated January 18, 2001. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202,
Attention: Corporate Secretary or by calling (414) 226-4555.

          The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2000, of FMI Funds, Inc. (File No. 811-7831) as filed with the Securities and Exchange Commission on December 6, 2000:

                    Report of Independent Accountants
                    Statement of Net Assets
                    Statement of Operations
                    Statements of Changes in Net Assets
                    Financial Highlights
                    Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                                 FMI FUNDS, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION....................................12

PRINCIPAL SHAREHOLDERS.......................................................15

INVESTMENT ADVISER AND ADMINISTRATOR.........................................16

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE.............................18

DISTRIBUTION OF SHARES.......................................................20

RETIREMENT PLANS.............................................................21

AUTOMATIC INVESTMENT PLAN....................................................24

REDEMPTION OF SHARES.........................................................25

SYSTEMATIC WITHDRAWAL PLAN...................................................25

ALLOCATION OF PORTFOLIO BROKERAGE............................................26

CUSTODIAN....................................................................27

TAXES........................................................................27

SHAREHOLDER MEETINGS.........................................................28

CAPITAL STRUCTURE............................................................29

DESCRIPTION OF SECURITIES RATINGS............................................30

INDEPENDENT ACCOUNTANTS......................................................31


          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 18, 2001 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

          FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the "Corporation"), is an open-end management investment company consisting of one non-diversified portfolio, FMI Focus Fund (the "Fund"). The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

          The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

          2. The Fund may sell securities short and write put and call options to the extent permitted by the Act.

          3. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

          4. The Fund may pledge or hypothecate its assets to secure its borrowings.

          5. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

          6. The Fund will not make investments for the purpose of exercising control or management of any company.

          7. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

          8. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

          9. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

          10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

          11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

          12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

          13. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

          The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

          1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

          2. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

          3. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Illiquid Securities

          The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) the availability of market quotations; and (iv) other permissible factors.

          Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Futures Contracts and Options Thereon

          The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

          The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

          Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

          The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

          When the Fund purchases or sells a stock index futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

          The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

          The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

          Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

          The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

          Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

          Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

          Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

          The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

          The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

          When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

          When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

          The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

          The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

          Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

          Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

          The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

          Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or
(b) otherwise cover the Fund's short position.

U.S. Treasury Securities

          The Fund may invest in U.S. Treasury Securities as "cover" for the investment techniques the Fund employs. The Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio investments in these securities.

          U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Borrowing

          The Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund, when it leverages its investments, will increase more when the Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

          In addition to borrowing for investment purposes, the Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. For example the Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Foreign Securities and American Depository Receipts

          The Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

          The Fund will invest only in ADRs which are "sponsored". Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

          The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Money Market Instruments

          The Fund may invest in cash and money market securities. The Fund may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

          The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

          Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

          The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Portfolio Turnover

          The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Fund may have a significant portion of its assets in short-term options and futures contracts which generally are excluded for purposes of calculating portfolio turnover.

Additional Risks

          As a result of the investment techniques used by the Fund, the Fund may have a significant portion (up to 100%) of its assets maintained as "cover" for the investment techniques the Fund employs. The securities so maintained will be liquid securities. These assets may not be sold while the position in the corresponding instrument or transaction (e.g. short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Fund's assets to "cover" investment techniques could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, address and principal occupations during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

BARRY K. ALLEN                      Age 52
--------------

18500 W. Corporate Drive
Brookfield, WI  53045
(A DIRECTOR OF THE FUND)

          Mr. Allen is President of Allen Enterprises, LLC, Brookfield, WI, a private equity investments management company he founded after retiring from Ameritech, Chicago, Illinois, in July 2000. Mr. Allen had served as an officer of Ameritech since August, 1995, most recently as President. Mr. Allen is a director of Harley-Davidson Inc., United Wisconsin Services, Inc., and First Business Bank-Milwaukee. Mr. Allen is also a director of

Fiduciary Capital Growth Fund, Inc., an investment company for which the Adviser serves as investment adviser.

GEORGE D. DALTON                    Age 72
----------------

528 Northview Road
Waukesha, WI  53188
(A DIRECTOR OF THE FUND)

          Mr. Dalton is Chairman and Chief Executive Officer of Call_Solutions(TM), a privately held company specializing in teleservices call centers. Prior to January 2000, Mr. Dalton was Chairman of the Board of Fiserv, Inc., a provider of financial data processing services to financial institutions, and had served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of ARI, Inc., a provider of standard-based Internet-enabled electronic commerce services, APAC TeleServices, Inc., a provider of out-sourced telephone-based marketing, sales and customer management solutions, Clark/Bardes Inc., a distributor of life insurance/compensation programs, Wisconsin Wireless, Inc., and Fiserv, Inc. Mr. Dalton is also a director of Fiduciary Capital Growth Fund, Inc.

PATRICK ENGLISH*                    Age 40
---------------

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT AND A DIRECTOR OF THE FUND)

          Mr. English is President of Fiduciary Management, Inc. and has been employed by such firm in various capacities since December, 1986. Mr. English is also Vice President and a director of Fiduciary Capital Growth Fund, Inc.

TED D. KELLNER*                     Age 54
--------------
225 East Mason Street
Milwaukee, Wisconsin
(PRESIDENT, TREASURER AND A DIRECTOR OF THE FUND)

          Mr. Kellner is Chairman of the Board and Chief Executive Officer of Fiduciary Management, Inc. which he co-founded with Mr. Donald S. Wilson in 1980. Mr. Kellner is also President, Treasurer and a director of Fiduciary Capital Growth Fund, Inc.

DONALD S. WILSON*                   Age 57
----------------

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE FUND)

          Mr. Wilson is Vice Chairman and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc.

GARY G. WAGNER                      Age 57
--------------

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT AND ASSISTANT SECRETARY OF THE FUND)

          Mr. Wagner is Executive Vice President of Fiduciary Management, Inc.

CAMILLE F. WILDES                   Age 48
-----------------

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT AND ASSISTANT TREASURER OF THE FUND)

          Ms. Wildes is a Vice President of Fiduciary Management, Inc.

--------------------

* Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

          During the fiscal year ended September 30, 2000, the Corporation paid $1,750 in director's fees. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $350 for each meeting of the Board of Directors attended.

                                                 COMPENSATION TABLE
                                                     Pension or                                  Total Compensation
                               Aggregate         Retirement Benefits          Estimated           from Corporation
                              Compensation       Accrued as Part of        Annual Benefits        and Fund Complex
     Name of Person         from Corporation         Fund Expenses         Upon Retirement       Paid to Directors(1)
     --------------         ----------------     -------------------       ---------------       --------------------
Barry K. Allen                     $350                   0                        0                       $750

George D. Dalton                   $700                   0                        0                      $1500

Patrick J. English                    0                   0                        0                          0

                                                 COMPENSATION TABLE
                                                     Pension or                                  Total Compensation
                               Aggregate         Retirement Benefits          Estimated           from Corporation
                              Compensation       Accrued as Part of        Annual Benefits        and Fund Complex
     Name of Person         from Corporation         Fund Expenses         Upon Retirement       Paid to Directors(1)
     --------------         ----------------     -------------------       ---------------       --------------------
Ted D. Kellner                        0                   0                        0                          0

Thomas W. Mount(2)                 $700                   0                        0                      $1500

Donald S. Wilson                      0                   0                        0                          0

--------------------

(1) Fiduciary Capital Growth Fund, Inc. and the Corporation are the only investment companies in the Fund Complex.

(2) Mr. Mount resigned as a director of the Corporation effective January 5, 2001.

          The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of December 31, 2000 owned of record or beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

Name and Address                    Amount and Nature of              Percent of
of Beneficial Owner                 Beneficial Ownership                Class
-------------------             ------------------------------------   ---------
                                Sole Power  Shared Power   Aggregate
                                ----------  ------------   ---------

Charles Schwab & Co. Inc.         _______   3,963,110      3,963,110      42.58%
101 Montgomery Street
San Francisco, CA  94104

Northern Trust Tr.                _______     512,917        512,917       5.51%
FBO UA Local 467
Pension Trust Acct.#22-00012
P. O. Box 92956
Chicago, IL  60675

Officers & Directors as                --          --    458,757(1)(2)(3)  4.93%
  a group (7 persons)

---------------

(1) Includes 34,985 shares held by two investment partnerships over which Mr. Kellner has voting and investment authority.
(2) Includes 33,569 shares held in trust for which Mr. Kellner is a co-trustee and co-beneficiary and 6,820 shares held in a partnership of which Mr. Kellner is a partner.
(3) Includes 365,278 shares owned by the Adviser, retirement plans of the Adviser and clients of the Adviser for whom the Adviser exercises investment discretion.

          No person is deemed to "control," as that term is defined in the Act, the Fund and the Corporation. The Corporation does not control any person. The shares owned by Charles Schwab & Co., Inc. were owned of record only.

                      INVESTMENT ADVISER AND ADMINISTRATOR

          The investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson, Wagner, English, Ms. Maria Blanco, Senior Vice President and Secretary, Mr. John Brandser, Vice President - Fixed Income, Ms. Camille Wildes, Vice President, Ms. Jody Reckard, Vice President and Mr. Richard E. Lane, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

          Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Fund's Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities. During the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, the Fund paid the Adviser advisory fees of $1,230,206, $386,611 and $172,533, respectively.1

          The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to

--------
     1 For the foregoing, the Adviser receives an annual fee of 1.25% of the average daily net assets of the Fund. Prior to January 1, 1998, the Adviser received an annual fee of 1.00% of the average daily net assets of the Fund.

government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information, the shares of the Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Fund is 2.75%. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998 no expense reimbursement was required.

          The Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all respects of the Fund's operations. For the foregoing the Adviser receives an annual fee of 0.2% on the first $30,000,000 of the average daily net assets of the Fund, 0.1% on the next $70,000,000 of the average daily net assets of the Fund, and 0.05% on the average daily net assets of the Fund in excess of $100,000,000. During the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, the Fund paid the Adviser fees of $130,612, $59,027 and $28,354, respectively, pursuant to the Administration Agreement.

          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

          The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. Common stocks and securities sold short that are listed on any national stock exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the date of valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or quoted on the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on any national stock exchange or quoted on the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent asked price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limited move, in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

          The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

          Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $10,000 at the beginning of the period by 10,000. The net change in the value of a shareholder account is determined by subtracting $10,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $10,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                         P(1 + T)n = ERV

          P     =    a hypothetical initial payment of $10,000
          T     =    average annual total return
          n     =    number of years
          ERV   =    ending redeemable value of a
                     hypothetical $10,000 payment made at
                     the beginning of the stated period
                     at the end of the stated period

          The Fund's average annual compounded returns for the one-year period ended September 30, 2000 and for the period from the Fund's commencement of operations (December 16, 1996) through September 30, 2000 were 92.01% and 53.42%, respectively.

          The results below show the value of an assumed initial investment of $10,000 made on December 16, 1996 through December 31, 2000, assuming the reinvestment of all dividends and distributions.

                                        Value of                  Cumulative
           December 31             $10,000 Investment              % Change
           -----------             ------------------             ---------
           1996                        $10,245                     +  2.45%
           1997                         17,391                     + 73.91
           1998                         23,557                     +135.57
           1999                         36,304                     +263.04
           2000                         44,803                     +348.03

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                             DISTRIBUTION OF SHARES

          The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Fund's distribution expenses will be authorized by the officers of the Corporation. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

          The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen and Dalton are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

          While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                                RETIREMENT PLANS

          The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

          Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and an Education IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

          Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income.

Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

          Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

          Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

          Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

          A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2001 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

          An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,500 per year to the SIMPLE IRA. The $6,500 limit applies for 2001 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

          A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

          A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,500 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Corporation has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $35,000 or 25% of compensation (earned income). Compensation in excess of $170,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

          Firstar Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of Firstar Bank, N.A. may be changed upon written notice.

          Requests for information and forms concerning the retirement plans should be directed to the Corporation. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

          Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

          The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

          The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

          The Corporation has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation's office at (414) 226-4555.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Corporation on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

          Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

          The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC, the Funds' transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. During the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, the Fund paid brokerage commissions of $399,816 on transactions having a total value of $193,216,155, $207,052 on transactions having a total value of $87,496,155 and $187,923 on transactions having a total value of $89,945,537, respectively.

All of the brokers to whom the Fund paid commissions provided research services to the Adviser.

                                    CUSTODIAN

          Firstar Bank, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

          The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

          The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

          The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Corporation. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

          The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has served as the independent accountants for the Fund since the Fund's inception. As such PricewaterhouseCoopers LLP performs an audit of the Fund's financial statements and considers the Fund's internal controls.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits

       (a)    Registrant's Articles of Incorporation. (1)

       (b)    Registrant's Bylaws. (1)

       (c)    None

       (d) Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (2)

       (e)    None

       (f)    None

       (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.). (1)

       (h)    (i)  Fund Administration Servicing Agreement with Fiduciary
                   Management, Inc. relating to FMI Focus Fund. (1)

       (h)    (ii) Transfer Agent Agreement with Firstar Trust Company
                   (predecessor to Firstar Mutual Fund Services, LLC) relating to FMI Focus Fund. (1)

       (i)    Opinion of Foley & Lardner, counsel for Registrant.

       (j)    Consent of PricewaterhouseCoopers LLP.

       (k)    None.

       (l)    Subscription Agreement. (1)

       (m)    Service and Distribution Plan. (1)

       (n)    None.

       (p)    (i)  Code of Ethics of Registrant (3)

       (p)    (ii) Code of Ethics of Fiduciary Management, Inc. (3)

---------------

(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Pre-

       Effective Amendment No. 1 was filed on November 22, 1996 and its accession number is 0000897069-96-000411.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 2 was filed on December 31, 1997 and its accession number is 0000897069-97-000512.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on November 30, 1999 and its accession number is 0000897069-99-000579.


Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.  Indemnification
          ---------------

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.
---------   ---------------

          A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

          Not Applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at Registrant's corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Registrant undertakes to provide its Annual Report to shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 15th day of January, 2001.

                                         FMI FUNDS, INC.
                                                 (Registrant)


                                         By: /s/ Ted D. Kellner
                                             -----------------------------------
                                             Ted D. Kellner, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

      Name                       Title                             Date
      ----                       -----                             ----
/s/ Ted D. Kellner
------------------
Ted D. Kellner            (Principal Executive, Financial and   January 15, 2001
                          Accounting Officer) and a Director


                          Director                              January __, 2001
------------------------
Barry K. Allen


/s/ George D. Dalton      Director                              January 17, 2001
------------------------
George D. Dalton


/s/ Patrick J. English    Director                              January 15, 2001
------------------------
Patrick J. English


/s/ Donald S. Wilson      Director                              January 15, 2001
------------------------
Donald S. Wilson

                                  EXHIBIT INDEX

        Exhibit No.                 Exhibit                         Page No.
        -----------                -------                         --------

          (a)       Registrant's Articles of Incorporation*

          (b)       Registrant's Bylaws*

          (c)       None

          (d)       Investment Advisory Agreement with Fiduciary
                    Management, Inc. *

          (e)       None

          (f)       None

          (g)       Custodian Agreement with Firstar Trust
                    Company (predecessor to Firstar Bank, N.A.)*

          (h)(i)    Fund Administration Servicing Agreement with
                    Fiduciary Management, Inc. relating to FMI
                    Focus Fund*

          (h)(ii)   Transfer Agent Agreement with Firstar Trust
                    Company (predecessor to Firstar Mutual Fund
                    Services, LLC)*

          (i)       Opinion of Foley & Lardner, counsel for
                    Registrant

          (j)       Consent of PricewaterhouseCoopers LLP

          (k)       None

          (l)       Subscription Agreement*

          (m)       Service and Distribution Plan*

          (n)       None

          (o)(i)    Code of Ethics of Registrant*

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.*

----------
      *    Incorporated by reference.